UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08560

                                     GAMCO International Growth Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO International Growth Fund, Inc. Annual Report — December 31, 2012

Morningstar® rated the GAMCO International Growth Fund, Inc., Class AAA Shares 4

stars overall, 4 stars for the three and five year periods, and 3 stars for the ten year period ended December 31, 2012 among 223, 223, 182, and 105 Foreign Large

Growth funds, respectively. Morningstar Rating™ is based on risk-adjusted returns.

Caesar Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of the GAMCO International Growth Fund, Inc. increased 17.4% compared with an increase of 17.3% for the Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and the Far East (“EAFE”) Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

Continued aggressive actions from the world’s leading central banks helped global equities generate positive performance in the first quarter. Leading the pack has been the European Central Bank (“ECB”) which offered European banks another bite of their long term refinancing operation (LTRO) apple. Under this scheme, banks can borrow an unlimited amount of money for three years at the prevailing rate of interest which is currently 1%. The ECB is not acting alone. In the U.S., the Federal Reserve executed Operation Twist to sell short dated paper, buying longer dated government bonds in an attempt to lower borrowing costs at the long end. Turning to the east, the Bank of Japan, in the middle of February announced an increase in the amount of asset purchases they would undertake. This helped to weaken the yen and lift the Japanese equity market.

The global economy faced a number of headwinds in the second quarter. Chief among them was the continuing sovereign debt crisis in Europe. With all this disruption and uncertainty in Europe, confidence was hurt and growth slowed. An underperforming European economy is not helpful for global growth. First, the European Union is the largest economic block in the world and, second, European banks play a large role in emerging markets financing. Monetary authorities, fully aware of this slowing trend, are maintaining easy monetary policies.

In September, the Federal Reserve announced another major asset purchase program which has become known as Quantitative Easing (QE3). They intend to purchase $40 billion of mortgage backed securities per month. The Fed put no time frame on this program. Early in September the ECB announced a new program called Outright Monetary Transactions to buy sovereign debt of those countries that are having difficulties in financing themselves. Bank deposits in countries like Greece have fled the domestic banking system. Japan continues to limp along constrained by a strong yen, very high debt levels, and nagging deflation. The Chinese economy has slowed, but from a very rapid rate of growth. The scope for fiscal stimulus in most countries is limited and therefore central banks are maintaining ultra-loose monetary policies.

The uncertainty regarding talks in Washington and the expected increase in capital gains taxes in 2013 weighed on stocks in the fourth quarter. Despite the market’s fourth quarter pullback and the persistent redemptions from stock mutual funds, stocks still posted a strong year with double digit returns. It was the fourth consecutive year of positive market returns and the best since 2009.

Some of our better performing stocks during 2012 were Jardine Matheson Holdings (3.7% of net assets as of December 31, 2012), Compagnie Financiere Richemont (4.0%), and Diageo (3.0%). Some of our weaker performing stocks were Anglo American (1.0%), Genting Berhad (1.4%), and BG Group (1.1%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (6/30/95)
	1 Year	5 Year	10 Year
Class AAA (GIGRX)	17.35%	(0.26)%	8.87%	7.05%
MSCI EAFE Index	17.32	(3.69)	8.21	4.67
Lipper International Large-Cap Growth Fund Average	19.92	(2.00)	8.09	N/A
Lipper International Multi-Cap Growth Fund Average	19.73	(1.95)	9.89	6.76
Class A (GAIGX)	17.45	(0.18)	8.92	7.16
With sales charge (b)	10.70	(1.35)	8.28	6.80
Class C (GCIGX)	16.55	(1.00)	7.99	6.45
With contingent deferred sales charge (c)	15.55	(1.00)	7.99	6.45
Class I (GIIGX)	17.69	0.01	9.02	7.13

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 2.10%, 2.10%, 2.85%, and 1.85%, respectively. See page 10 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share prices, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on July 25, 2001, December 17, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI EAFE Index is an unmanaged indicator of international stock market performance, while the Lipper International Large-Cap Growth Fund Average and the Lipper International Multi-Cap Growth Fund Average reflect the average performance of mutual funds classified in these particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GAMCO INTERNATIONAL GROWTH FUND (CLASS AAA SHARES), LIPPER INTERNATIONAL

MULTI-CAP GROWTH FUND AVERAGE, AND MSCI EAFE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GAMCO International Growth Fund, Inc.

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
GAMCO International Growth Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,131.20	2.47%	$13.23
Class A	$1,000.00	$1,132.30	2.31%	$12.38
Class C	$1,000.00	$1,127.70	3.04%	$16.26
Class I	$1,000.00	$1,133.50	2.08%	$11.15
Hypothetical 5% Return
Class AAA	$1,000.00	$1,012.72	2.47%	$12.50
Class A	$1,000.00	$1,013.52	2.31%	$11.69
Class C	$1,000.00	$1,009.85	3.04%	$15.36
Class I	$1,000.00	$1,014.68	2.08%	$10.53

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

GAMCO International Growth Fund, Inc.

Consumer Staples	18.9%
Consumer Discretionary	17.3%
Industrials	16.4%
Materials	14.6%
Health Care	10.7%
Financials	9.3%

Energy	9.2%
Information Technology	3.9%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

GAMCO International Growth Fund, Inc.

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 100.3%
	CONSUMER STAPLES — 18.9%
10,428	British American Tobacco plc.	$261,038	$530,110
5,000	Danone SA	323,449	330,448
14,000	DE Master Blenders 1753 NV†	172,173	160,843
30,700	Diageo plc.	326,887	894,192
7,500	Heineken NV	356,731	502,829
18,300	Japan Tobacco Inc.	516,812	516,964
3,800	L’Oreal SA	405,428	528,744
10,600	Nestlé SA	534,539	691,581
5,500	Pernod-Ricard SA.	237,280	638,119
8,800	Unicharm Corp.	402,151	457,288
10,700	Wesfarmers Ltd.	354,313	412,820

	TOTAL CONSUMER STAPLES	3,890,801	5,663,938

	CONSUMER DISCRETIONARY — 17.3%
8,100	Accor SA	247,273	288,904
4,000	Christian Dior SA	281,038	681,820
15,200	Compagnie Financiere Richemont
	SA, Cl. A	244,664	1,193,132
2,000	Fast Retailing Co. Ltd.	358,678	510,422
139,000	Genting Berhad	464,043	420,221
11,100	Hennes & Mauritz AB, Cl. B	298,619	384,693
1,022,000	Media Nusantara Citra Tbk PT	217,819	265,529
7,300	Naspers Ltd., Cl. N.	363,607	471,513
7,500	The Swatch Group AG	440,763	648,788
22,200	WPP plc.	299,443	324,325

	TOTAL CONSUMER DISCRETIONARY	3,215,947	5,189,347

	INDUSTRIALS — 16.4%
8,000	CNH Global NV	238,117	322,320
18,000	Experian plc.	236,276	290,106
3,600	FANUC Corp.	365,783	669,779
17,900	Jardine Matheson Holdings Ltd.	640,584	1,116,903
21,500	Komatsu Ltd.	512,381	551,699
25,000	Mitsui & Co. Ltd.	415,087	374,722
11,000	Nabtesco Corp.	222,566	245,699
2,500	Siemens AG	238,052	273,378
100,000	Sime Darby Berhad	285,223	312,315
2,900	SMC Corp	388,386	526,798
7,100	The Weir Group plc.	200,533	219,555

	TOTAL INDUSTRIALS	3,742,988	4,903,274

	MATERIALS — 14.6%
6,850	Agnico-Eagle Mines Ltd.	378,553	359,351
9,730	Anglo American plc.	363,007	306,722
16,110	BHP Billiton plc.	518,133	568,259
13,700	Newcrest Mining Ltd.(a)	478,527	323,457
14,925	Rio Tinto plc.	525,035	870,515
6,000	Shin-Etsu Chemical Co. Ltd.	340,739	366,180
1,800	Syngenta AG	558,415	727,175
40,500	Tokai Carbon Co. Ltd.	215,011	170,421

Shares		Cost	Market Value
38,300	Xstrata plc.	$431,047	$668,561

	TOTAL MATERIALS	3,808,467	4,360,641

	HEALTH CARE — 10.7%
851,500	Bangkok Chain Hospital PCL, NVDR .	208,517	252,494
5,300	Bayer AG	334,944	505,420
3,600	Cochlear Ltd.	179,026	298,440
30,000	Elekta AB, Cl. B	294,143	467,773
9,300	Novartis AG	441,363	587,512
4,100	Roche Holding AG, Genusschein	529,233	828,943
23,400	Smith & Nephew plc.	222,443	258,662

	TOTAL HEALTH CARE	2,209,669	3,199,244

	FINANCIALS — 9.3%
28,800	Cheung Kong (Holdings) Ltd.	326,007	448,111
28,300	Hang Seng Bank Ltd.	383,798	436,866
64,600	Hongkong Land Holdings Ltd.	341,816	456,261
23,000	Kinnevik Investment AB, Cl. B	475,975	481,101
9,200	Schroders plc.	206,137	255,619
8,000	Standard Chartered plc.	196,449	207,039
149,700	Swire Properties Ltd.	357,994	504,192

	TOTAL FINANCIALS	2,288,176	2,789,189

	ENERGY — 9.2%
17,000	Aker Solutions ASA	212,452	352,047
19,000	BG Group plc.	402,986	316,918
50,600	BP plc.	363,683	351,819
120,000	Gulf Keystone Petroleum Ltd.†	290,732	352,638
3,400	Imperial Oil Ltd.	142,112	146,056
7,000	Saipem SpA	147,582	272,672
10,100	Statoil ASA, ADR	257,093	252,904
2,300	Technip SA	151,214	265,964
21,000	Tullow Oil plc.	361,461	437,798

	TOTAL ENERGY	2,329,315	2,748,816

	INFORMATION TECHNOLOGY — 3.9%
6,100	Canon Inc.	242,995	236,434
8,600	Hoya Corp.	222,373	169,454
2,000	Keyence Corp.	313,998	554,649
600	Yahoo! Japan Corp.	206,228	194,277

	TOTAL INFORMATION TECHNOLOGY	985,594	1,154,814

	TOTAL INVESTMENTS — 100.3%	$22,470,957	30,009,263

	Other Assets and Liabilities (Net) — (0.3)%		(94,695)

	NET ASSETS — 100.0%		$29,914,568

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Schedule of Investments (Continued) — December 31, 2012

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of the fair valued security amounted to $323,457 or 1.08% of net assets.

†	Non-income producing security.

ADR American Depositary Receipt

NVDR Non-Voting Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
Europe	59.6%	$17,887,312
Japan	18.4	5,544,785
Asia/Pacific	17.5	5,247,608
North America	1.7	505,407
South Africa	1.6	471,513
Latin America	1.2	352,638

	100.0%	$30,009,263

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $22,470,957)	$30,009,263
Cash	27
Receivable for investments sold	247,216
Receivable for Fund shares sold	22,111
Dividends receivable	40,948
Prepaid expenses	28,654

Total Assets.	30,348,219

Liabilities:
Payable for Fund shares redeemed	85,137
Deferred taxes (a)	6,428
Payable for investment advisory fees	25,369
Payable for distribution fees.	6,154
Line of credit payable	233,000
Payable for custodian fees	32,958
Payable for shareholder communications expenses	22,898
Other accrued expenses.	21,707

Total Liabilities	433,651

Net Assets (applicable to 1,381,822 shares outstanding)	$29,914,568

Net Assets Consist of:
Paid-in capital	$22,504,858
Distributions in excess of net investment income	(126,701)
Accumulated net realized gain on investments and foreign currency transactions	4,579
Net unrealized appreciation on investments (a)	7,531,878
Net unrealized depreciation on foreign currency translations	(46)

Net Assets	$29,914,568

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($26,739,389 ÷ 1,234,665 shares outstanding; 375,000,000 shares authorized)	$21.66

Class A:
Net Asset Value and redemption price per share ($473,370 ÷ 21,480 shares outstanding; 250,000,000 shares authorized)	$22.04

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.38

Class C:
Net Asset Value and offering price per share ($435,312 ÷ 21,294 shares outstanding; 125,000,000 shares authorized)	$20.44	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($2,266,497 ÷ 104,383 shares outstanding; 125,000,000 shares authorized)	$21.71

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $57,703)	$1,052,723
Interest	351

Total Investment Income	1,053,074

Expenses:
Investment advisory fees	375,130
Distribution fees - Class AAA.	87,600
Distribution fees - Class A	1,209
Distribution fees - Class C	3,093
Custodian fees	73,689
Shareholder communications expenses	60,171
Registration expenses	54,167
Legal and audit fees	53,432
Shareholder services fees	22,131
Directors’ fees	17,090
Interest expense	2,652
Miscellaneous expenses	49,559

Total Expenses	799,923

Net Investment Income	253,151

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,216,489
Net realized loss on foreign currency transactions	(4,233)

Net realized gain on investments and foreign currency transactions	2,212,256

Net change in unrealized appreciation/depreciation:
on investments (a)	2,651,867
on foreign currency translations	771

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,652,638

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	4,864,894

Net Increase in Net Assets Resulting from Operations	$5,118,045

(a)	Net of change of deferred Thailand capital gains tax of $6,428.
(b)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income/(loss)	$253,151	$(35,571)
Net realized gain on investments and foreign currency transactions	2,212,256	533,866
Net change in unrealized appreciation/depreciation on investments and foreign currency translations .	2,652,638	(4,396,392)

Net Increase/(Decrease) in Net Assets Resulting from Operations	5,118,045	(3,898,097)

Distributions to Shareholders:
Net investment income
Class AAA	(217,763)	(47,018)
Class A	(4,113)	(305)
Class C	(2,099)	—
Class I	(25,380)	(3,773)

	(249,355)	(51,096)

Net realized gain
Class AAA	(1,925,164)	(507,296)
Class A	(33,554)	(4,194)
Class C	(32,734)	(2,308)
Class I	(160,001)	(17,740)

	(2,151,453)	(531,538)

Return of capital
Class AAA	—	(13,737)
Class A	—	(89)
Class I	—	(1,102)

	—	(14,928)

Total Distributions to Shareholders	(2,400,808)	(597,562)

Capital Share Transactions:
Class AAA	(16,023,088)	14,785,027
Class A	106,008	85,119
Class B*	—	(4,566)
Class C	252,135	163,376
Class I	767,528	71,361

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(14,897,417)	15,100,317

Redemption Fees	554	1,457

Net Increase/(Decrease) in Net Assets	(12,179,626)	10,606,115
Net Assets:
Beginning of period	42,094,194	31,488,079

End of period (including undistributed net investment income of $0 and $0, respectively)	$29,914,568	$42,094,194

*	Class B Shares were fully redeemed and closed on April 29, 2011.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Operating Expense Ratio (Net of Interest Expense)	Portfolio Turnover Rate
Class AAA
2012	$20.05	$0.15	$3.32	$3.47	$(0.19)	$(1.67)	—		$(1.86)	$0.00	$21.66	17.4%	$26,740	0.68%	2.14%	2.13%	15%
2011	22.59	(0.03)	(2.22)	(2.25)	(0.02)	(0.26)	$(0.01)		(0.29)	0.00	20.05	10.0	40,182	(0.12)	2.10	2.10	12
2010	19.39	(0.06)	3.78	3.72	—	(0.52)	—		(0.52)	—	22.59	19.2	29,666	(0.30)	2.38	2.37	14
2009	14.12	0.03	5.34	5.37	(0.09)	—	(0.01)		(0.10)	0.00	19.39	38.0	27,628	0.17	2.44	2.43	13
2008	26.19	0.30	(11.63)	(11.33)	(0.32)	(0.41)	(0.01)		(0.74)	0.00	14.12	(43.2)	25,355	1.41	2.01	2.00	9
Class A
2012	$20.37	$0.11	$3.43	$3.54	$(0.20)	$(1.67)	—		$(1.87)	$0.00	$22.04	17.5%	$473	0.50%	2.14%	2.13%	15%
2011	22.93	(0.02)	(2.26)	(2.28)	(0.02)	(0.26)	$(0.00	)(b)	(0.28)	0.00	20.37	(9.9)	334	(0.10)	2.10	2.10	12
2010	19.68	(0.06)	3.83	3.77	—	(0.52)	—		(0.52)	—	22.93	19.1	282	(0.30)	2.38	2.37	14
2009	14.33	0.02	5.43	5.45	(0.09)	—	(0.01)		(0.10)	0.00	19.68	38.1	241	0.10	2.44	2.43	13
2008	26.45	0.30	(11.70)	(11.40)	(0.30)	(0.41)	(0.01)		(0.72)	0.00	14.33	(43.0)	153	1.37	2.01	2.00	9
Class C
2012	$19.07	$(0.05)	$3.20	$3.15	$(0.11)	$(1.67)	—		$(1.78)	$0.00	$20.44	16.6%	$435	(0.23)%	2.89%	2.88%	15%
2011	21.63	(0.22)	(2.08)	(2.30)	—	(0.26)	—		(0.26)	0.00	19.07	(10.6)	173	(1.10)	2.85	2.85	12
2010	18.73	(0.21)	3.63	3.42	—	(0.52)	—		(0.52)	—	21.63	18.2	27	(1.08)	3.13	3.12	14
2009	13.67	(0.08)	5.14	5.06	—	—	—		—	0.00	18.73	37.0	16	(0.50)	3.19	3.18	13
2008	25.08	0.05	(11.01)	(10.96)	(0.03)	(0.41)	$(0.01)		(0.45)	0.00	13.67	(43.7)	24	0.22	2.76	2.75	9
Class I
2012	$20.10	$0.17	$3.37	$3.54	$(0.26)	$(1.67)	—		$(1.93)	$0.00	$21.71	17.7%	$2,267	0.77%	1.89%	1.88%	15%
2011	22.62	0.05	(2.24)	(2.19)	(0.05)	(0.26)	$(0.02)		(0.33)	0.00	20.10	(9.7)	1,405	0.23	1.85	1.85	12
2010	19.37	(0.01)	3.78	3.77	—	(0.52)	—		(0.52)	—	22.62	19.4	1,508	(0.07)	2.13	2.12	14
2009	14.10	0.07	5.34	5.41	(0.13)	—	(0.01)		(0.14)	0.00	19.37	38.4	1,167	0.46	2.19	2.18	13
2008(c)	24.96	0.41	(10.47)	(10.06)	(0.38)	(0.41)	(0.01)		(0.80)	0.00	14.10	(40.2)	1,008	2.01 (d)	1.76 (d)	1.75 (d)	9

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method. (b) Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements

1. Organization. GAMCO International Growth Fund, Inc. was incorporated on May 25, 1994 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long-term capital appreciation. The Fund commenced investment operations on June 30, 1995.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities, which occur between the close of trading on the principal market for such securities (foreign exchanges

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 – quoted prices in active markets for identical securities;
—	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	—	$5,663,938	$5,663,938
Consumer Discretionary	—	5,189,347	5,189,347
Industrials	$322,320	4,580,954	4,903,274
Materials	359,351	4,001,290	4,360,641
Health Care	467,773	2,731,471	3,199,244
Financials	—	2,789,189	2,789,189
Energy	398,960	2,349,856	2,748,816
Information Technology	—	1,154,814	1,154,814
Total Common Stocks	1,548,404	28,460,859	30,009,263
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,548,404	$28,460,859	$30,009,263

During the year ended December 31, 2012, foreign common stock was transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year amounted to $26,018,138. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2012 or December 31, 2011.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty. There were no derivative contracts held at December 31, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and reclassifications of gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease distributions in excess of net investment income by $56,065 and decrease accumulated net realized gain on investments and foreign currency transactions by $56,065.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income	$354,965	$50,710
Net long-term capital gains	2,045,843	531,924
Return of capital	—	14,928

Total distributions paid	$2,400,808	$597,562

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long-term capital gains	$4,734
Net unrealized appreciation on investments and foreign currency translations	7,404,976

Total	$7,409,710

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the temporary differences between book basis and tax basis net unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$22,597,814	$8,082,523	$(671,074)	$7,411,449

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Fund pays each Director who is not considered to be an affiliated person an annual retainer of $1,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receive an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $5,494,319 and $18,899,285, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $228 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor informed the Fund that it retained a total of $700 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, borrowings under the line of credit amounted to $233,000.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $252,303 with a weighted average interest rate of 1.18%. The maximum amount borrowed at any time during the year was $3,783,000 and the maximum overdraft was $5,814,710, including $3,513,000 borrowed.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares were fully redeemed and closed on April 29, 2011. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $554 and $1,457, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	213,199	$4,584,915	933,155	$20,045,463
Shares issued upon reinvestment of distributions	90,974	1,959,581	27,101	535,517
Shares redeemed	(1,073,284)	(22,567,584)	(270,020)	(5,795,953)

Net increase/(decrease)	(769,111)	$(16,023,088)	690,236	$14,785,027

Class A
Shares sold	10,321	$230,331	5,736	$119,945
Shares issued upon reinvestment of distributions	1,306	28,619	161	3,219
Shares redeemed	(6,569)	(152,942)	(1,760)	(38,045)

Net increase.	5,058	$106,008	4,137	$85,119

Class B*
Shares redeemed	—	—	(207)	$(4,566)

Net decrease	—	—	(207)	$(4,566)

Class C
Shares sold	11,838	$243,834	8,096	$169,919
Shares issued upon reinvestment of distributions	1,226	24,942	117	2,193
Shares redeemed	(837)	(16,641)	(417)	(8,736)

Net increase.	12,227	$252,135	7,796	$163,376

Class I
Shares sold	27,691	$620,830	8,304	$184,118
Shares issued upon reinvestment of distributions	8,455	182,545	1,141	22,601
Shares redeemed	(1,662)	(35,847)	(6,212)	(135,358)

Net increase.	34,484	$767,528	3,233	$71,361

*	Class B shares were fully redeemed and closed on April 29, 2011.

GAMCO International Growth Fund, Inc.

Notes to Financial Statements (Continued)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO International Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

GAMCO International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO International Growth Fund, Inc. (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

GAMCO International Growth Fund, Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to the GAMCO International Growth Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]: Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1994	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
INDEPENDENT DIRECTORS[5]: Anthony J. Colavita Director Age: 77	Since 1994	35	President of the law firm of Anthony J. Colavita, P.C.	—
Werner J. Roeder, MD Director Age: 72	Since 1994	22	Medical Director of Lawrence Hospital and practicing private physician	—
Anthonie C. van Ekris Director Age: 78	Since 1994	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—
Salvatore J. Zizza Trustee Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

GAMCO International Growth Fund, Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008
President, Secretary, and	Since 1994
Acting Chief Compliance	Since November
Officer	2011
Age: 61

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012 the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.350, $0.366, $0.268, and $0.426 per share for Class AAA, Class A, Class C, and Class I, respectively, and long-term capital gains totaling $2,045,843, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 23.73% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004. Also for the year 2012, the Fund passed through foreign tax credits of $0.071 per share to Class AAA, Class A, Class C, and Class I.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO International Growth Fund, Inc. did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass) Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass) Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents. (Multiclass)  Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)        Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass) Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass) Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass) Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital  appreciation. (Multiclass) Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass) Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)      Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load) Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass) Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)    Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load) Co-Portfolio Managers: Judith A. Raneri Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

GAMCO INTERNATIONAL GROWTH FUND, INC.

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.
BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and Chief Executive Officer, GAMCO Investors, Inc.	President, Secretary, and Acting Chief Compliance Officer

Anthony J. Colavita	Agnes Mullady
President,	Treasurer
Anthony J. Colavita, P.C.

Werner J. Roeder, MD Medical Director, Lawrence Hospital	DISTRIBUTOR G.distributors, LLC CUSTODIAN, TRANSFER

Anthonie C. van Ekris Chairman, BALMAC International, Inc.	AGENT, AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company

Salvatore J. Zizza Chairman,	LEGAL COUNSEL
Zizza & Associates Corp.	Paul Hastings LLP

This report is submitted for the general information of the shareholders of the GAMCO International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating ™

Morningstar® rated the GAMCO International Growth Fund, Inc., Class AAA Shares 4 stars overall, 4 stars for the three and five year periods, and 3 stars for the ten year period ended December 31, 2012 among 223, 223, 182, and 105 Foreign Large Growth funds, respectively. Morningstar Rating™ is based on risk-adjusted returns.

GAB009Q412AR

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,800 for 2011 and $27,700 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2011 and $3,300 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,500 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GAMCO International Growth Fund, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2013

* Print the name and title of each signing officer under his or her signature.